AT NAV

Delaware Group Equity Funds III, Inc. - Trend Fund
C Class
Cumulative Total Return Performance
ONE YEAR ENDED 6/30/97
--------------------------------------------------------------------------------

Initial Investment                                            $1,000.00
Beginning NAV                                                    $18.09
Initial Shares                                                   55.279


      Fiscal         Beginning        Dividends        Reinvested     Cumulative
      Year             Shares        for Period           Shares         Shares
--------------------------------------------------------------------------------
1997            55.279             $1.510             5.753          61.032
--------------------------------------------------------------------------------





Ending Shares                                           61.032
Ending NAV                                         x    $16.54
                                                     ---------
Investment Return                                    $1,009.47


Total Return Performance
------------------------
Investment Return                                    $1,009.47
Less Initial Investment                              $1,000.00
                                                     ---------
                                                         $9.47 / $1,000.00 x 100


Total Return:                                             0.95%

Including CDSC

Delaware Group Equity Funds III, Inc. - Trend Fund
C Class
Cumulative Total Return Performance
ONE YEAR ENDED 6/30/97
--------------------------------------------------------------------------------

Initial Investment                                            $1,000.00
Beginning NAV                                                    $18.09
Initial Shares                                                   55.279


      Fiscal         Beginning        Dividends        Reinvested     Cumulative
      Year             Shares        for Period           Shares         Shares
--------------------------------------------------------------------------------
1997            55.279             $1.510             5.753          61.032
--------------------------------------------------------------------------------





Ending Shares                                           61.032
Ending NAV                                         x    $16.54
                                                     ---------
Investment Return                                    $1,009.47
Less CDSC                                                $9.14
                                                     ---------
Investment Return                                    $1,000.33

Total Return Performance
------------------------
Investment Return                                    $1,000.33
Less Initial Investment                              $1,000.00
                                                     ---------
                                                         $0.33 / $1,000.00 x 100


Total Return:                                             0.03%

Delaware Group Equity Funds III, Inc. - Trend Fund
C Class
Cumulative Total Return Performance
NINE MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------

Initial Investment                                            $1,000.00
Beginning NAV                                                    $16.13
Initial Shares                                                   61.996


      Fiscal         Beginning        Dividends        Reinvested     Cumulative
      Year             Shares        for Period           Shares         Shares
--------------------------------------------------------------------------------
1997            61.996             $0.000             0.000          61.996
--------------------------------------------------------------------------------





Ending Shares                                           61.996
Ending NAV                                         x    $16.54
                                                     ---------
Investment Return                                    $1,025.41


Total Return Performance
------------------------
Investment Return                                    $1,025.41
Less Initial Investment                              $1,000.00
                                                     ---------
                                                        $25.41 / $1,000.00 x 100


Total Return:                                             2.54%

Delaware Group Equity Funds III, Inc. - Trend Fund
C Class
Cumulative Total Return Performance
NINE MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------

Initial Investment                                            $1,000.00
Beginning NAV                                                    $16.13
Initial Shares                                                   61.996


      Fiscal         Beginning        Dividends        Reinvested     Cumulative
      Year             Shares        for Period           Shares         Shares
--------------------------------------------------------------------------------
1997            61.996             $0.000             0.000          61.996
--------------------------------------------------------------------------------





Ending Shares                                           61.996
Ending NAV                                         x    $16.54
                                                     ---------
                                                     $1,025.41
Less CDSC                                               $10.00
                                                     ---------
Investment Return                                    $1,015.41

Total Return Performance
------------------------
Investment Return                                    $1,015.41
Less Initial Investment                              $1,000.00
                                                     ---------
                                                        $15.41 / $1,000.00 x 100


Total Return:                                             1.54%

Delaware Group Equity Funds III, Inc. - Trend Fund
C Class
Average Total Return Performance
ONE YEAR ENDED 6/30/97
--------------------------------------------------------------------------------

Initial Investment                                            $1,000.00
Beginning NAV                                                    $18.09
Initial Shares                                                   55.279


      Fiscal         Beginning        Dividends        Reinvested     Cumulative
      Year             Shares        for Period           Shares         Shares
--------------------------------------------------------------------------------
1997            55.279             $1.510             5.753          61.032
--------------------------------------------------------------------------------





Ending Shares                                           61.032
Ending NAV                                         x    $16.54
                                                     ---------
Investment Return                                    $1,009.47


Total Return Performance
------------------------
Investment Return                                    $1,009.47
Less Initial Investment                              $1,000.00
                                                     ---------
                                                         $9.47 / $1,000.00 x 100


Total Return:                                             0.95%

Delaware Group Equity Funds III, Inc. - Trend Fund
C Class
Average Total Return Performance
ONE YEAR ENDED 6/30/97
--------------------------------------------------------------------------------

Initial Investment                                            $1,000.00
Beginning NAV                                                    $18.09
Initial Shares                                                   55.279


      Fiscal         Beginning        Dividends        Reinvested     Cumulative
      Year             Shares        for Period           Shares         Shares
--------------------------------------------------------------------------------
1997            55.279             $1.510             5.753          61.032
--------------------------------------------------------------------------------





Ending Shares                                           61.032
Ending NAV                                         x    $16.54
                                                     ---------
                                                     $1,009.47
Less CDSC                                                $9.14
                                                     ---------
Investment Return                                    $1,000.33

Total Return Performance
------------------------
Investment Return                                    $1,000.33
Less Initial Investment                              $1,000.00
                                                     ---------
                                                         $0.33 / $1,000.00 x 100


Total Return:                                             0.03%